Exhibit 99.2
Preliminary 2006 Second Quarter Results

Forward Looking Statements 1 In this chart presentation and in related comments by General Motors' management, we will use words like "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," "designed," or "impact" to identify forward-looking statements that represent our current judgments about possible future events. We believe these judgments are reasonable, but GM's actual results may differ materially due to a variety of important factors. Among other items, such factors might include: our ability to achieve reductions in costs as a result of the turnaround restructuring, health care cost reductions and an accelerated attrition program, to realize production efficiencies and to implement capital expenditures at levels and times planned by management; the pace of product introductions and market acceptance of our new products; changes in the competitive environment and the effect of competition in our markets, including on our pricing policies; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; restrictions on GMAC's and ResCap's ability to pay dividends and prepay subordinated debt obligations to us; the final results of investigations and inquiries by the SEC and other government agencies; changes in relations with unions and employees/retirees and the legal interpretations of the agreements with those unions with regard to employees/retirees; our ability to complete the timely sale of a 51-percent controlling interest in GMAC and the effect of that sale on the results of GM's and GMAC's operations and liquidity; labor strikes or work stoppages at GM or its key suppliers such as Delphi Corporation or financial difficulties at those key suppliers; negotiations and bankruptcy court actions with respect to our relationship with Delphi; additional credit rating downgrades and their effects; costs and risks associated with litigation; new or amended laws, regulations, policies or other activities of governments, agencies and similar organizations; price increases or shortages of fuel; changes in economic conditions, commodity prices, currency exchange rates or political stability in the markets in which we operate; and other factors affecting financing and insurance operating segments' results of operations and financial condition such as credit ratings, adequate access to the market, changes in the residual value of off-lease vehicles, changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which its mortgage subsidiaries operate, and changes in its contractual servicing rights. In addition to these factors, a variety of other factors may materially affect GMAC's actual results, including: changes in the competitive environment and the effect of competition in GMAC's markets, including GMAC's pricing policies; GMAC's ability to maintain adequate financing sources and an appropriate level of debt; the profitability and financial condition of GM, including changes in production or sales of GM vehicles and risks based on GM's contingent benefit guarantees; changes in GMAC's accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; and the threat of natural calamities. The most recent annual reports on Form 10-K and quarterly reports on Form 10-Q filed by GM and GMAC provide information about these factors, which may be revised or supplemented in future reports to the SEC on those forms or on Form 8-K. We caution investors not to place undue reliance on forward-looking statements, and do not undertake any obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law.

2006 Second Quarter Highlights Second consecutive quarter of record revenue - $54.4B GAAP EPS ($5.62), ($3,179) million Net Loss driven primarily by charges related to GM/UAW/Delphi accelerated attrition program Adjusted EPS $2.03, $1,153 million Adjusted Net Income represents $1,384 million improvement vs. Q2 '05 Adjusted results Automotive operations profitable on an adjusted basis GMNA improved by over $1B vs. Q2 '05 as cost savings actions gain additional traction Significant improvements again in GME and GMLAAM Continued strength in GMAP Continued strong profitability at GMAC Positive cashflow of $1.3B in quarter improved automotive liquidity to $22.9B, including $2.8B readily available VEBA assets 2

Second Quarter Adjusted Results - Net Income 3 Refer to Supplemental Chart 1 for reconciliation to GAAP figures Refer to Supplemental Chart 1 for reconciliation to GAAP figures

Second Quarter Adjustments to Income 4 Exclusion of special items useful for: - Management to measure operations - Comparisons between reporting periods - Investors to measure and assess company performance - Investors to measure and assess company performance - Investors to measure and assess company performance - Investors to measure and assess company performance - Investors to measure and assess company performance

GMAC Loss on Sale 5 When GM announced sale of 51% controlling interest in GMAC, transaction expected to generate $1.1 - 1.3B pre-tax loss on sale Represents writedown of 51% of goodwill since transaction based on tangible book value Q2 special item of $490 million after-tax includes the effect of Other Comprehensive Income (OCI) related to unrealized gains on GMAC marketable securities, as well as tax effects of the transaction $millions Principally goodwill (1,199) 51% of OCI 766 Net writedown (pre-tax) (433) Tax Impact (57) Total Charge (490) For GAAP accounting purposes, GM required to cease depreciation on assets held for sale, offset by an impairment on GMAC operating lease assets Total Loss on Sale in GAAP income statement will total $1.2B including $0.8B operating lease asset impairment Offset by $0.8B lower depreciation in operating results (zero net P&L impact)

Special Attrition Program Impact 6 GM/UAW/Delphi special attrition program announced March 22 Retirement/separation incentives offered to all UAW hourly employees Similar provisions offered to IUE-CWA represented workers Initial GM results of 35,000 acceptances announced June 26 Final results now available - total acceptances of 34,410 29,945 retirements; 4,465 separations Special charges of $3.7B after-tax recognized in Q2 as result of final program results, comprised of three elements $1.4B after-tax for cash payments to employees $2.9B after-tax for recognition of pension expense accruals for employees retiring early Favorable offset of $0.6B after-tax for reduction in capacity action charges taken in Q4 2005 due to lower than anticipated JOBS expense Additional charges of approximately $0.2B after-tax anticipated in Q3 for OPEB accruals related to employees retiring earlier than anticipated

Special Attrition Program Impact Pension/OPEB Remeasurements 7 GM remeasured its U.S. hourly pension plan as of April 30, 2006 as a result of the accelerated attrition program As a result of this remeasurement, CY06 pension expense reduced by $0.7B Drivers of pension expense change following remeasurement include: Increase in discount rate versus the YE 2005 estimate Asset returns during first four months of 2006 favorable vs. assumptions Lower unrecognized prior service cost Increased average service life for remaining employees

Other Pension/OPEB Remeasurements 8 GM is also remeasuring its U.S. hourly health care plan due to the attrition program and, as previously disclosed, several of its U.S. pension and OPEB plans due to plan amendments: Total pension/OPEB savings, including impact of the special attrition program, is approximately $5B on an annualized basis, with approximately $3B expected to be realized in CY06

North America Second Quarter Adjusted Results 9 9

GMNA Vehicle Revenue Per Unit Calendar Year Second Quarter Net Revenue Gross Revenue Less Sales Incentives Memo: Vehicle Revenue per Unit excludes such items as impact of daily rental acctg., Service Parts, other outside sales and OnStar Reported Rev/Unit 20,899 20,321 20,777 20,875 20,540 20,632 19,638 20,413 20,352 20,673 21,859 10 Refer to Supplemental Chart 2 for reconciliation to GAAP figures

North America Adjusted Net Income Q2 2005 vs. Q2 2006 Q2 2005 Net Income ($1.1)B Warranty/Quality 0.3 Pension-OPEB 0.3 Other Structural Cost 0.5 Contribution Margin (0.1) Q2 2006 Net Income ($0.1)B 11 Favorable contribution margin impact of higher revenue/unit mitigated by higher material and freight costs

Steady cadence of turnaround actions Oct 2005: GM/UAW Retiree Health Care Agreement reached Nov 2005: Manufacturing Capacity Actions announced Feb 2006: U.S. Salaried Retiree Health Care revisions Feb 2006: Shared Sacrifice actions Mar 2006: U.S. Salaried Pension Plan revisions Mar 2006: GM/UAW/Delphi Accelerated Attrition announcement Jun 2006: GM/UAW/IUE Accelerated Attrition results Additional actions to strengthen liquidity and fund turnaround Sale of equity stakes in FHI, Isuzu, Suzuki Announced sale of majority stake in GMAC Amendment/restatement of revolving credit facility GMNA Turnaround Actions 12

Structural Cost Reduction in North America* 2006 CY 13 * Includes North American costs accounted for in Corp Sector * Includes North American costs accounted for in Corp Sector 2006 CY pre-tax Savings of about $6B ($ Billion) Q1 Average Annual Run-rate of about $9B by end of 2006 Q2 Q3 Q4 1H06 about $1.5B 2H06 about $4.5B

Europe Second Quarter Adjusted Results 14 14

Latin America, Africa & Middle East Second Quarter Adjusted Results 15 15

Asia Pacific Second Quarter Adjusted Results 16 2006 Results reflect full consolidation of GM-DAT revenue and income. 2006 Results reflect full consolidation of GM-DAT revenue and income.

GMAC Second Quarter Net Income 17 Note: Amounts are presented on the basis reported by GM, which may differ from those reported by GMAC during the comparable periods reported by GMAC during the comparable periods reported by GMAC during the comparable periods reported by GMAC during the comparable periods

GMAC Global Liquidity GMAC continues to have access to large liquidity cushion Cash balance of $22.7B* at June 30, 2006 Over $50B of unutilized bank lines and conduit capacity Renewed two global syndicated bank facilities totaling more than $21B Multi-year committed auto whole loan facilities with Bank of America and Bank of Nova Scotia with $48B of unutilized commitments Over $11B of U.S. retail automotive whole loan sales completed YTD 2006 ResCap has maintained its investment grade credit rating and continues to have good access to various forms of funding Raised over $12B of unsecured debt and $4B in bank credit facilities in the last 12 months Conservative funding position will be maintained until closing * Includes $5.5B in cash invested in a portfolio of highly liquid marketable securities 18

GMAC Outlook Following the closing of the transaction, GMAC anticipates improved access to lower-cost capital to support profitable growth initiatives Expand auto financing activities to non-GM dealerships Increase used vehicle financing volume Further expand ResCap and Insurance international operations Leverage cross-selling opportunities Pursue fee-based business opportunities 19

GMAC Transaction Closing Status 20 Continue to expect the sale of a 51% controlling interest in GMAC to the Cerberus-led consortium will close in the 4th Quarter 2006 A number of key closing conditions have now been satisfied The consortium has advised that the PBGC condition has been satisfied Cerberus granted U.S. FTC anti-trust approval for the transaction

GM Liquidity Position Automotive liquidity improved to $22.9B* Additionally, $15.6B VEBA assets available to fund healthcare costs Additionally, recently completed capital markets transactions further enhance GM's available liquidity position Completed amendment and restatement of GM's revolving credit facility, which provides $4.6B of available liquidity $4.5B secured revolver facility matures in 2011 $0.1B unsecured revolver facility matures in 2008 Intended to be drawn from time to time for seasonal working capital and other needs Also completed renewal and new placement of securitization facilities which provide up to $1.35B of liquidity * Includes $2.8B in readily-available VEBA assets (i.e., short-term VEBA) 21

Q4'00 Q4'01 Q1'02 Q2'02 Q3'02 Q4'02 Q1'03 Q2'03 Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 Q4'04 Q1'05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Net Liquidity 5.2 4.8 4.8 3.5 -0.7 0.8 1.8 2.5 1.1 4.2 6.5 -2.4 -5.5 -8.9 -7.4 -8.2 -9.2 -12.5 -12.375 -13.2 -12.1 -10.6 -9.6 Gross Cash 13.2 13 13.3 11.8 11.5 17.3 17.6 18.2 17.3 20.6 23.7 29.3 26.9 23.5 25 24.5 23.3 19.8 20.231 19.2 20.4 21.6 22.9 17.3 17.3 18.7 20.1 21.5 23 24.2 $ Billions Gross / Net Liquidity 2 1,2 1 Cash, Mkt. Securities & ST VEBA 2 Excluding Financing Operations 22

Automotive Cash Flow Summary Refer to Supplemental Chart 4 for reconciliation to GAAP Operating Cash Flow 23

Summary Record quarterly revenue of $54.4B Automotive operations profitable, including over $1B improvement in GMNA results Positive cashflow in Q2, with automotive liquidity improved further to $22.9B Additional turnaround milestones achieved in Q2: Better than expected results achieved for GM attrition program Isuzu sale announced Revolving credit facility successfully amended and restated Encouraging progress; intense focus remains on continued execution of turnaround plan into back half of year 24

What's Next Support successful resolution of Delphi Execute implementation of accelerated special attrition program Continue toward successful closure of GMAC transaction Maintain improving trends in earnings, cash flow, and liquidity Reduce structural cost from approximately 34% of automotive revenue to 25% by 2010 Evaluate potential synergies associated with a Renault- Nissan alliance 25

Supplemental Charts The following supplemental charts are provided to reconcile adjusted financial data comprehended in the primary chart set with GAAP-based data (per GM's financial statements) and/or provide clarification with regard to definition of non-GAAP terminology

Reconciliation to Adjusted Net Revenue, Net Income / EPS Q2 - 2005 & 2006 S1 S1

Reconciliation of GMNA Revenue Per Unit Q2 2006 S2 S2 a). For GAAP reporting purposes, sales to other GM regions are eliminated whereas they are retained for managerial vehicle analysis b). Includes SPO parts, Powertrain engines, MSP, and Onstar service outside sales- excluded from managerial vehicle analysis c). Includes Interest Income, Daily Rental Income, and GM Credit Card Income- excluded from managerial vehicle analysis d). For GAAP reporting purposes, Daily Rental sales are eliminated whereas they are retained for managerial vehicle analysis

Reconciliation of GMAC Loss on Sale Q2 2006 S3 (a) - For GAAP reporting purposes, impairment on operating lease assets included as part of overall Loss on controlling interest in GMAC held for sale. Pursuant to Statement of Financial Accounting Standards No. 144 , the company is required to cease depreciation on assets held for sale. Accordingly pre tax income in the second quarter was $775 million higher (as reported in Cost of sales and other expenses), however the benefits of that ceased depreciation are not recoverable at closing. Since the operating lease asset impairment portion of the reported loss on sale offsets the favorable benefits of ceased depreciation, the amount has been excluded from the managerial analysis.

Reconciliation of Automotive Cashflow Q2 - 2005 & 2006, CYTD - 2005 & 2006 S4

Use of Non-GAAP Financial Measures The preceding charts include the following non-GAAP financial measures: (a) adjusted net income, (b) GMAC loss on sale, (c) GM North America vehicle revenue per unit, and (d) automotive cash flow. Each of these financial measures excludes the impact of certain items and therefore has not been calculated in accordance with U.S. generally accepted accounting principles, or GAAP. Adjusted Net Income Adjusted net income excludes a charge for the special attrition program agreement, restructuring and impairments charges, and gains and losses on the sale of businesses and business interests. Each of the adjustments is described in more detail below. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our operating results because they exclude amounts that GM management does not consider part of operating results when assessing the performance of the organization and measuring the results of GM's performance. In addition, GM has historically reported similar non-GAAP financial measures. GM believes that inclusion of these non-GAAP financial measures provides consistency and comparability with past earnings releases. GM management uses these non-GAAP financial measures to evaluate GM's performance and believes these measures allow GM management to readily view operating trends, perform analytical comparisons, benchmark performance among geographic regions and assess whether the GM North American structural cost turnaround plan is on target. Also, GM management uses adjusted net income for forecasting purposes, and in determining its future capital investment allocations. Also, adjusted net income is a key variable in determining management incentive compensation. Accordingly, GM believes these non-GAAP financial measures are useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. While GM believes that these non-GAAP financial measures provide useful supplemental information, there are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Items such as special attrition program agreement and restructuring charges that are excluded from GM's non-GAAP financial measures can have a material impact on net earnings. As a result, these non-GAAP financial measures have limitations and should not be considered in isolation from, or as a substitute for, net earnings, cash flow from operations or other measures of performance prepared in accordance with GAAP. GM compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by reviewing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measure. Investors are encouraged to review the reconciliations of these non-GAAP financial measures to their most comparable GAAP financial measures as provided in this chart package. The following is a discussion of the adjustments to the comparable GAAP financial measure that produces our non-GAAP financial measures: Special attrition program charges. Our non-GAAP financial measures exclude the estimated charge associated with the special attrition program agreement among the UAW, GM and Delphi. Management believes it is useful in evaluating GM's and its management teams' and business units' performance during a particular time period to exclude charges associated with the special attrition program, because this irregular charge is generally associated with right sizing the GM North America business. Accordingly, management does not consider these costs as part of its core earnings for purposes of evaluating the performance of the business, and excludes such costs when evaluating the performance of the Corporation, its business units and its management teams and when making decisions to allocate resources among GM's business units.

Use of Non-GAAP Financial Measures Restructuring and impairment charges. Our non-GAAP financial measures exclude exit costs and related charges, primarily consisting of severance costs and lease abandonment costs, and any subsequent changes in estimates related to exit activities as they relate to GM's significant restructurings, which involved significant layoffs. Management believes the exclusion of restructuring and impairment charges from adjusted net income is useful because management does not consider these costs part of GM's core earnings in evaluating GM's operational managers and including the restructuring charges would hamper investors' ability to evaluate the performance of our management in the manner in which GM's management evaluates performance. Additionally, management excludes restructuring and impairment charges in its determinations regarding the allocation of resources, such as capital investment, among the Corporation's business units and as part of its forecasting and budgeting. Gains and losses on the sale of business units and business interests. The gains or losses on the sale of business units and business interests are excluded from adjusted net income. While GM is involved in sales of its business units and business interests from time to time and the Corporation may have significant gains or losses from such sales in the future, such events have historically occurred sporadically. Management excludes the charges associated with these events when it evaluates the Corporation's operations and for internal reporting, forecasting purposes and allocation of additional resources. Adjusted Operating Cash Flow GM also includes the use of non-GAAP automotive cash flow in its earnings releases and charts for securities analysts. Management believes that providing automotive cash flow furnishes it and investors with useful information by representing the cash flow generated or consumed by its automotive operations, including cash consumed by automotive capital expenditures and equity investments in companies related to our core business and cash generated by sales of automotive operating assets and equity investments in companies related to GM's core business, before funding non- operating-related obligations including debt maturities, dividends and other non-operating items. Management uses this non-GAAP financial measure to assess its automotive cash flow when evaluating the performance of GM, its business units and its management teams and when making decisions to allocate resources among GM's business units. GM North America Vehicle Revenue per Unit GM's earnings releases and charts for securities analysts also include the use of non-GAAP measures of revenue per vehicle. Management uses revenue per vehicle to track operating efficiency and to facilitate comparisons between periods and between manufacturers, and believes that it would provide valuable information to investors who are interested in identifying trends and comparing different companies. Revenue per vehicle includes certain sales to other GM regions that are excluded from GAAP reporting, and excludes non-vehicle sales such as service parts and operations and OnStar service and other income that GM does not derive from the sale of vehicles such as interest on the GM credit card. Management also includes sales to daily car rental companies in revenue per vehicle; although they are excluded from GAAP reporting because of GM's repurchase obligations.